NEWS RELEASE
FOR IMMEDIATE RELEASE

Cascade Bancorp Completes Acquisition of Prime Pacific Financial Services

Bend, Ore. - August 2, 2016 - Cascade Bancorp (NASDAQ: CACB) (“Company” or “Cascade”), the holding company for Bank of the Cascades, today announced the completion of the acquisition of Prime Pacific Financial Services, Inc. ("Prime Pacific"), the holding company for Prime Pacific Bank, N.A. headquartered in Lynnwood, Washington.

Prime Pacific, had on a consolidated basis, approximately $122.9 million in assets, $100.7 million in net loans, and $101.3 million in total deposits at June 30, 2016.

“I am very pleased to announce that we have completed our acquisition of Seattle based Prime Pacific Bank, and I am excited to welcome all of our new customers and employees to the Bank of the Cascades. I am confident that our focus on delivering expanded services with an enhanced capacity to support business and personal financial needs will exceed expectations,” said Terry Zink, Chief Executive Officer of Bank of the Cascades. “We are proud of our 40 year history as a leading Northwest bank committed to helping customers and their communities thrive. Seattle represents an exciting market where we see the opportunity to expand the Cascade brand and believe Prime Pacific Bank is the perfect complement to our existing downtown Seattle commercial banking center as we strive to build a significant local presence with strong market share.”

The acquisition of Prime Pacific provided Bank of the Cascades with the opportunity to expand its footprint into new Washington markets, including Lynnwood, Kenmore, and Mill Creek. With the addition of three new branches in these communities, Cascade was pleased to offer continued employment to Prime Pacific employees. The conversion process of transferring Prime Pacific Bank accounts to Bank of the Cascades is expected to be completed in late October.

The transaction reflects Bank of the Cascades’ continued effort to become the Northwest’s premier community bank that is committed to supporting the financial well-being of both customers and local economies. Cascade’s strategic goal is to grow the bank to $5 billion in assets over time through both organic loan growth and value-enhancing acquisitions in the Northwest. This acquisition solidifies Cascade as one of the fastest-growing banks in the region while improving its deposit market share to a top three ranking in many of their communities.

The transaction with Prime Pacific marks Bank of the Cascades’ third acquisition in the last two years. In March 2016, Bank of the Cascades acquired 15 former Bank of America branches in Southern and Coastal Oregon and Western Washington. In 2014, Bank of the Cascades acquired Nampa, Idaho-based Home Federal Bank, which significantly expanded its presence in Southwest Idaho and Oregon. These three acquisitions solidify Bank of the Cascades as one of the fastest-growing banks in the region and improves its deposit market share to a top three ranking in many of their communities.

Piper Jaffray & Co. served as financial advisor and Hunton & Williams LLP served as legal counsel to Cascade Bancorp. D.A. Davidson & Co. served as financial advisor and Miller Nash Graham & Dunn LLP served as legal counsel to Prime Pacific Financial Services, Inc.

About Bank of the Cascades
Bank of the Cascades is the principal subsidiary of Cascade Bancorp (NASDAQ: CACB). Headquartered in Bend, Oregon, Bank of the Cascades delivers personalized relationship banking, competitive financial products and advanced technology applied for the convenience of customers. Founded in 1977, Bank of the Cascades offers full-service community banking through 51 branches in Oregon, Idaho, and Washington. The Bank has a business strategy that focuses on delivering the best in community banking for the financial well-being of customers and shareholders. It executes its strategy through the consistent delivery of full relationship banking focused on attracting and retaining value-driven customers. For more information, visit www.botc.com.

Forward Looking Statements
This release contains forward-looking statements about Cascade Bancorp’s plans and anticipated results of operations and financial condition. These statements include, but are not limited to, our plans, objectives, expectations, and intentions and are not statements of historical fact. When used in this report, the word “expects,” “believes,” “anticipates,” “could,” “may,” “will,” “should,” “plan,” “predicts,” “projections,” “continue” and other similar expressions constitute forward-looking statements, as do any other statements that expressly or implicitly predict future events, results or performance, and such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain risks and uncertainties and Cascade Bancorp’s success in managing such risks and uncertainties and could cause actual results to differ materially from those projected and/or adversely affect our results of operations and financial condition. Such factors could include: local and national economic conditions, housing/real estate market prices, employment and wages rates, as well as historically low interest rates and/or the rate of change in such rates. Such factors, depending on severity, could adversely affect credit quality, collateral values, including real estate collateral and OREO (other real estate owned) properties, investment values, liquidity, the pace of loan growth and /or originations, the adequacy of reserves for loan losses, including the trend and amount of loan charge offs and delinquency rates. These factors may be exacerbated by our concentration of operations in the States of Oregon, Idaho and Washington generally, and Central, Southern and Northwest Oregon, as well as the greater Boise/Treasure Valley, Idaho and greater Seattle, Washington areas, specifically; interest rate changes could significantly reduce net interest income and negatively affect funding sources; competition among financial institutions could increase significantly; competition or changes in interest rates could negatively affect net interest margin, as could other factors listed from time to time in Cascade Bancorp’s reports filed with or furnished to the Securities and Exchange Commission (the “SEC”); the reputation of the financial services industry could further deteriorate, which could adversely affect our ability to access markets for funding and to acquire and retain customers; and existing regulatory requirements, changes in regulatory requirements and legislation (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act) and our inability to meet those requirements, including capital requirements and increases in our deposit insurance premium, could adversely affect the businesses in which we are engaged, our results of operations and our financial condition. Such forward-looking statements also include, but are not limited to, statements about our anticipated acquisition of branches from Bank of America, our strategy to expand our loan portfolio to markets outside our branch network, including Portland, Oregon and Seattle, Washington, and our ability to execute our business plan. Additional risks and uncertainties are identified and discussed in Cascade Bancorp’s reports filed with or furnished to the SEC and available at the SEC’s website at www.sec.gov. However, you should be aware that these factors are not an exhaustive list, and you should not assume these are the only factors that may cause our actual results to differ materially from our expectations. These forward-looking statements speak only as of the date of this release. Cascade Bancorp undertakes no obligation to update or publish revised forward-looking statements to reflect the impact of events or circumstances that may arise after the date hereof, except as required by applicable law. Readers should carefully review all disclosures filed or furnished by Cascade Bancorp from time to time with the SEC.

CONTACT:    Terry E. Zink, President and Chief Executive Officer, Cascade Bancorp (541) 617-3527
Gregory D. Newton, EVP and Chief Financial Officer, Cascade Bancorp (541) 617-3526
Charles Reeves, President and Chief Operating Officer, Bank of the Cascades (541) 617-3557

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